Exhibit 99.1
CNA Financial Corporation
Supplemental Financial Information
Segment Financial Results for each of the first three quarters in 2010, the Six Months Ended June 30, 2010,
the Nine Months Ended September 30, 2010,
the Three Months Ended December 31, 2009,
and the Twelve Months Ended December 31, 2009 and 2008

CNA Financial Corporation
Table of Contents

Page
Definitions and Presentation	i
Segment Financial Results for each of the first three quarters in 2010, the Six Months Ended June 30, 2010 and the Nine Months Ended September 30, 2010	1-6
Segment Financial Results for the Three Months Ended December 31, 2009	7-8
Segment Financial Results for the Twelve Months Ended December 31, 2009 and 2008	9-10

CNA Financial Corporation
Definitions and Presentation
•	Collectively, CNA Financial Corporation (CNAF) and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution (A&EP). Intersegment eliminations are also included in this segment.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note K of the Condensed Consolidated Financial Statements within the September 30, 2010 Form 10-Q for further discussion of this measure.

•	In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Certain immaterial differences are due to rounding.
Segment Change — Certain Mass Tort Claims
The Company has revised its reporting segments in the fourth quarter of 2010. The segment change reflects the manner in which the Company is currently organized for purposes of making operating decisions and assessing performance. This Financial Supplement presents segment data for prior reporting periods adjusted to reflect the new segment reporting.
Net incurred claim and claim adjustment expenses and reserves for certain mass tort claims were previously reported as part of the Corporate & Other Non-Core segment. These mass tort claims were centrally managed along with asbestos and environmental pollution claims. A significant portion of this centralized claim group became employees of a subsidiary of Berkshire Hathaway Inc. as a result of the previously announced Loss Portfolio Transfer transaction that closed on August 31, 2010. Management responsibility for these mass tort claims has now been assigned to the segment from which the mass tort arose, which could be either CNA Specialty or CNA Commercial. This change had no impact on the Company’s CNA Specialty and Life & Group Non-Core segments for the periods presented herein.

i

Segment Financial Results for each of the first three quarters in 2010, the Six Months Ended June 30, 2010,
and the Nine Months Ended September 30, 2010

CNA FINANCIAL CORPORATION
Financial Supplement
CNA Specialty

	Q1	Q2	Q3	Six months ended	Nine months ended
(In millions)	2010	2010	2010	June 30, 2010	September 30, 2010

Gross written premiums	$1,050	$1,043	$1,087	$2,093	$3,180
Net written premiums	656	647	706	1,303	2,009

Net earned premiums	654	665	679	1,319	1,998
Net investment income	147	125	148	272	420
Other revenues	52	53	57	105	162

Total operating revenues	853	843	884	1,696	2,580

Claims, benefits and expenses:
Net incurred claims and benefits	402	320	393	722	1,115
Policyholders’ dividends	1	3	2	4	6
Amortization of deferred acquisition costs	155	154	162	309	471
Other insurance related expenses	47	47	45	94	139
Other expenses	44	50	47	94	141

Total claims, benefits and expenses	649	574	649	1,223	1,872

Operating income (loss) from continuing operations before income tax	204	269	235	473	708
Income tax (expense) benefit on operating income (loss)	(68)	(90)	(80)	(158)	(238)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(8)	(11)	(11)	(19)	(30)

Net operating income (loss) from continuing operations attributable to CNA	128	168	144	296	440

Net realized investment gains (losses), net of participating policyholders’ interests	13	32	15	45	60
Income tax (expense) benefit on net realized investment gains (losses)	(4)	(11)	(6)	(15)	(21)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	—

Net realized investment gains (losses) attributable to CNA	9	21	9	30	39

Net income (loss) from continuing operations attributable to CNA	$137	$189	$153	$326	$479

FINANCIAL RATIOS
Loss & LAE	61.5%	48.2%	57.8%	54.8%	55.8%
Acquisition expense	19.2	19.4	19.7	19.3	19.4
Underwriting expense	11.6	10.9	10.7	11.3	11.1

Expense	30.8	30.3	30.4	30.6	30.5
Dividend	0.2	0.5	0.3	0.3	0.3

Combined ratio	92.5%	79.0%	88.5%	85.7%	86.6%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$2	$3	$1	$5	$6
Impact on loss & LAE ratio	0.3%	0.5%	0.1%	0.4%	0.3%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(25)	$(125)	$(65)	$(150)	$(215)
Prior year premium development	(4)	1	(2)	(3)	(5)
Other (1)	—	—	—	—	—

Total development & other	$(29)	$(124)	$(67)	$(153)	$(220)

Impact of development & other on loss & LAE ratio	(4.2)%	(18.6)%	(9.8)%	(11.5)%	(10.9)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
CNA Commercial

	Q1	Q2	Q3	Six months ended	Nine months ended
(In millions)	2010	2010	2010	June 30, 2010	September 30, 2010

Gross written premiums	$912	$936	$825	$1,848	$2,673
Net written premiums	829	838	763	1,667	2,430

Net earned premiums	816	797	819	1,613	2,432
Net investment income	221	184	216	405	621
Other revenues	18	16	15	34	49

Total operating revenues	1,055	997	1,050	2,052	3,102

Claims, benefits and expenses:
Net incurred claims and benefits	604	486	578	1,090	1,668
Policyholders’ dividends	1	6	4	7	11
Amortization of deferred acquisition costs	183	186	183	369	552
Other insurance related expenses	107	107	104	214	318
Other expenses	17	11	14	28	42

Total claims, benefits and expenses	912	796	883	1,708	2,591

Operating income (loss) from continuing operations before income tax	143	201	167	344	511
Income tax (expense) benefit on operating income (loss)	(43)	(68)	(54)	(111)	(165)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(2)	(8)	(5)	(10)	(15)

Net operating income (loss) from continuing operations attributable to CNA	98	125	108	223	331

Net realized investment gains (losses), net of participating policyholders’ interests	21	(12)	21	9	30
Income tax (expense) benefit on net realized investment gains (losses)	(7)	(2)	(8)	(9)	(17)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	1	—	1

Net realized investment gains (losses) attributable to CNA	14	(14)	14	—	14

Net income (loss) from continuing operations attributable to CNA	$112	$111	$122	$223	$345

FINANCIAL RATIOS
Loss & LAE	74.1%	60.9%	70.3%	67.6%	68.5%
Acquisition expense	18.1	17.9	18.2	18.0	18.0
Underwriting expense	17.5	18.8	16.9	18.1	17.8

Expense	35.6	36.7	35.1	36.1	35.8
Dividend	0.1	0.8	0.4	0.4	0.4

Combined ratio	109.8%	98.4%	105.8%	104.1%	104.7%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$38	$45	$11	$83	$94
Impact on loss & LAE ratio	4.7%	5.7%	1.4%	5.2%	3.9%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(28)	$(175)	$(26)	$(203)	$(229)
Prior year premium development	21	35	(2)	56	54
Other (1)	—	5	(4)	5	1

Total development & other	$(7)	$(135)	$(32)	$(142)	$(174)

Impact of development & other on loss & LAE ratio	(1.5)%	(18.0)%	(3.9)%	(9.6)%	(7.7)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations

	Q1	Q2	Q3	Six months ended	Nine months ended
(In millions)	2010	2010	2010	June 30, 2010	September 30, 2010

Gross written premiums	$1,962	$1,979	$1,912	$3,941	$5,853
Net written premiums	1,485	1,485	1,469	2,970	4,439

Net earned premiums	1,470	1,462	1,498	2,932	4,430
Net investment income	368	309	364	677	1,041
Other revenues	70	69	72	139	211

Total operating revenues	1,908	1,840	1,934	3,748	5,682

Claims, benefits and expenses:
Net incurred claims and benefits	1,006	806	971	1,812	2,783
Policyholders’ dividends	2	9	6	11	17
Amortization of deferred acquisition costs	338	340	345	678	1,023
Other insurance related expenses	154	154	149	308	457
Other expenses	61	61	61	122	183

Total claims, benefits and expenses	1,561	1,370	1,532	2,931	4,463

Operating income (loss) from continuing operations before income tax	347	470	402	817	1,219
Income tax (expense) benefit on operating income (loss)	(111)	(158)	(134)	(269)	(403)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(10)	(19)	(16)	(29)	(45)

Net operating income (loss) from continuing operations attributable to CNA	226	293	252	519	771

Net realized investment gains (losses), net of participating policyholders’ interests	34	20	36	54	90
Income tax (expense) benefit on net realized investment gains (losses)	(11)	(13)	(14)	(24)	(38)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	1	—	1

Net realized investment gains (losses) attributable to CNA	23	7	23	30	53

Net income (loss) from continuing operations attributable to CNA	$249	$300	$275	$549	$824

FINANCIAL RATIOS
Loss & LAE	68.5%	55.1%	64.7%	61.8%	62.8%
Acquisition expense	18.6	18.5	18.9	18.6	18.7
Underwriting expense	14.9	15.3	14.1	15.0	14.7

Expense	33.5	33.8	33.0	33.6	33.4
Dividend	0.1	0.6	0.3	0.4	0.4

Combined ratio	102.1%	89.5%	98.0%	95.8%	96.6%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$40	$48	$12	$88	$100
Impact on loss & LAE ratio	2.7%	3.3%	0.8%	3.0%	2.3%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(53)	$(300)	$(91)	$(353)	$(444)
Prior year premium development	17	36	(4)	53	49
Other (1)	—	5	(4)	5	1

Total development & other	$(36)	$(259)	$(99)	$(295)	$(394)

Impact of development & other on loss & LAE ratio	(2.7)%	(18.4)%	(6.5)%	(10.6)%	(9.2)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core

	Q1	Q2	Q3	Six months ended	Nine months ended
(In millions)	2010	2010	2010	June 30, 2010	September 30, 2010

Net earned premiums	$145	$146	$145	$291	$436
Net investment income	175	174	182	349	531
Other revenues	4	2	4	6	10

Total operating revenues	324	322	331	646	977

Claims, benefits and expenses:
Net incurred claims and benefits	281	314	354	595	949
Policyholders’ dividends	—	1	1	1	2
Amortization of deferred acquisition costs	4	5	6	9	15
Other insurance related expenses	51	45	41	96	137
Other expenses	6	—	7	6	13

Total claims, benefits and expenses	342	365	409	707	1,116

Operating income (loss) from continuing operations before income tax	(18)	(43)	(78)	(61)	(139)
Income tax (expense) benefit on operating income (loss)	19	25	23	44	67
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	—	—	—	—

Net operating income (loss) from continuing operations attributable to CNA	1	(18)	(55)	(17)	(72)

Net realized investment gains (losses), net of participating policyholders’ interests	(4)	(1)	20	(5)	15
Income tax (expense) benefit on net realized investment gains (losses)	—	—	(7)	—	(7)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	—

Net realized investment gains (losses) attributable to CNA	(4)	(1)	13	(5)	8

Net income (loss) from continuing operations attributable to CNA	$(3)	$(19)	$(42)	$(22)	$(64)

CNA FINANCIAL CORPORATION
Financial Supplement
Corporate & Other Non-Core

	Q1	Q2	Q3	Six months ended	Nine months ended
(In millions)	2010	2010	2010	June 30, 2010	September 30, 2010

Net earned premiums	$—	$—	$2	$—	$2
Net investment income	47	38	35	85	120
Other revenues	2	4	(1)	6	5

Total operating revenues	49	42	36	91	127

Claims, benefits and expenses:
Net incurred claims and benefits	19	17	12	36	48
Policyholders’ dividends	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—
Other insurance related expenses	1	(2)	8	(1)	7
Other expenses	35	37	569	72	641

Total claims, benefits and expenses	55	52	589	107	696

Operating income (loss) from continuing operations before income tax	(6)	(10)	(553)	(16)	(569)
Income tax (expense) benefit on operating income (loss)	2	4	198	6	204
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	—	—	—	—

Net operating income (loss) from continuing operations attributable to CNA	(4)	(6)	(355)	(10)	(365)

Net realized investment gains (losses), net of participating policyholders’ interests	4	10	6	14	20
Income tax (expense) benefit on net realized investment gains (losses)	(1)	(3)	(2)	(4)	(6)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	—

Net realized investment gains (losses) attributable to CNA	3	7	4	10	14

Net income (loss) from continuing operations attributable to CNA	$(1)	$1	$(351)	$—	$(351)

CNA FINANCIAL CORPORATION
Financial Supplement
Total Operations

	Q1	Q2	Q3	Six months ended	Nine months ended
(In millions)	2010	2010	2010	June 30, 2010	September 30, 2010

Net earned premiums	$1,615	$1,608	$1,645	$3,223	$4,868
Net investment income	590	521	581	1,111	1,692
Other revenues	76	75	75	151	226

Total operating revenues	2,281	2,204	2,301	4,485	6,786

Claims, benefits and expenses:
Net incurred claims and benefits	1,306	1,137	1,337	2,443	3,780
Policyholders’ dividends	2	10	7	12	19
Amortization of deferred acquisition costs	342	345	351	687	1,038
Other insurance related expenses	206	197	198	403	601
Other expenses	102	98	637	200	837

Total claims, benefits and expenses	1,958	1,787	2,530	3,745	6,275

Operating income (loss) from continuing operations before income tax	323	417	(229)	740	511
Income tax (expense) benefit on operating income (loss)	(90)	(129)	87	(219)	(132)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(10)	(19)	(16)	(29)	(45)

Net operating income (loss) from continuing operations attributable to CNA	223	269	(158)	492	334

Net realized investment gains (losses), net of participating policyholders’ interests	34	29	62	63	125
Income tax (expense) benefit on net realized investment gains (losses)	(12)	(16)	(23)	(28)	(51)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	1	—	1

Net realized investment gains (losses) attributable to CNA	22	13	40	35	75

Net income (loss) from continuing operations attributable to CNA	$245	$282	$(118)	$527	$409

Segment Financial Results for the Three Months Ended December 31, 2009

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations

THREE MONTHS ENDED
DECEMBER 31, 2009 (In millions)	CNA Specialty	CNA Commercial	P&C Operations

Gross written premiums	$1,027	$878	$1,905
Net written premiums	667	801	1,468

Net earned premiums	683	858	1,541
Net investment income	130	223	353
Other revenues	53	14	67

Total operating revenues	866	1,095	1,961

Claims, benefits and expenses:
Net incurred claims and benefits	327	562	889
Policyholders’ dividends	2	3	5
Amortization of deferred acquisition costs	167	184	351
Other insurance related expenses	40	134	174
Other expenses	46	15	61

Total claims, benefits and expenses	582	898	1,480

Operating income (loss) from continuing operations before income tax	284	197	481
Income tax (expense) benefit on operating income (loss)	(87)	(57)	(144)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(19)	(5)	(24)

Net operating income (loss) from continuing operations attributable to CNA	178	135	313

Net realized investment gains (losses), net of participating policyholders’ interests	41	86	127
Income tax (expense) benefit on net realized investment gains (losses)	(12)	(31)	(43)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	(1)	1	—

Net realized investment gains (losses) attributable to CNA	28	56	84

Net income (loss) from continuing operations attributable to CNA	$206	$191	$397

FINANCIAL RATIOS
Loss & LAE	47.8%	65.6%	57.8%
Acquisition expense	18.7	20.2	19.6
Underwriting expense	11.6	16.8	14.3

Expense	30.3	37.0	33.9
Dividend	0.3	0.4	0.4

Combined ratio	78.4%	103.0%	92.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$1	$9	$10
Impact on loss & LAE ratio	0.1%	1.1%	0.7%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(115)	$(82)	$(197)
Prior year premium development	(6)	2	(4)
Other (1)	1	6	7

Total development & other	$(120)	$(74)	$(194)

Impact of development & other on loss & LAE ratio	(17.1)%	(8.6)%	(12.5)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments

THREE MONTHS ENDED
DECEMBER 31, 2009 (In millions)	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations

Net earned premiums	$1,541	$148	$(3)	$1,686
Net investment income	353	168	44	565
Other revenues	67	4	4	75

Total operating revenues	1,961	320	45	2,326

Claims, benefits and expenses:
Net incurred claims and benefits	889	311	164	1,364
Policyholders’ dividends	5	2	—	7
Amortization of deferred acquisition costs	351	3	—	354
Other insurance related expenses	174	45	(1)	218
Other expenses	61	5	32	98

Total claims, benefits and expenses	1,480	366	195	2,041

Operating income (loss) from continuing operations before income tax	481	(46)	(150)	285
Income tax (expense) benefit on operating income (loss)	(144)	27	53	(64)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(24)	—	—	(24)

Net operating income (loss) from continuing operations attributable to CNA	313	(19)	(97)	197

Net realized investment gains (losses), net of participating policyholders’ interests	127	(79)	24	72
Income tax (expense) benefit on net realized investment gains (losses)	(43)	27	(7)	(23)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—

Net realized investment gains (losses) attributable to CNA	84	(52)	17	49

Net income (loss) from continuing operations attributable to CNA	$397	$(71)	$(80)	$246

Segment Financial Results for the Twelve Months Ended December 31, 2009 and 2008

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations

TWELVE MONTHS ENDED DECEMBER 31	CNA Specialty		CNA Commercial		P&C Operations
(In millions)	2009	2008	2009	2008	2009	2008

Gross written premiums	$4,222	$4,254	$3,824	$4,213	$8,046	$8,467
Net written premiums	2,684	2,719	3,448	3,770	6,132	6,489

Net earned premiums	2,697	2,755	3,432	3,787	6,129	6,542
Net investment income	526	354	935	612	1,461	966
Other revenues	206	219	61	65	267	284

Total operating revenues	3,429	3,328	4,428	4,464	7,857	7,792

Claims, benefits and expenses:
Net incurred claims and benefits	1,536	1,700	2,420	2,772	3,956	4,472
Policyholders’ dividends	9	13	9	1	18	14
Amortization of deferred acquisition costs	624	618	775	836	1,399	1,454
Other insurance related expenses	163	137	435	343	598	480
Other expenses	179	198	77	105	256	303

Total claims, benefits and expenses	2,511	2,666	3,716	4,057	6,227	6,723

Operating income (loss) from continuing operations before income tax	918	662	712	407	1,630	1,069
Income tax (expense) benefit on operating income (loss)	(282)	(205)	(201)	(101)	(483)	(306)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(45)	(43)	(17)	(14)	(62)	(57)

Net operating income (loss) from continuing operations attributable to CNA	591	414	494	292	1,085	706

Net realized investment gains (losses), net of participating policyholders’ interests	(186)	(257)	(360)	(526)	(546)	(783)
Income tax (expense) benefit on net realized investment gains (losses)	64	90	123	185	187	275
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	(1)	—	1	—	—	—

Net realized investment gains (losses) attributable to CNA	(123)	(167)	(236)	(341)	(359)	(508)

Net income (loss) from continuing operations attributable to CNA	$468	$247	$258	$(49)	$726	$198

FINANCIAL RATIOS
Loss & LAE	56.9%	61.7%	70.5%	73.1%	64.5%	68.3%
Acquisition expense	18.8	18.2	18.5	17.1	18.6	17.6
Underwriting expense	10.5	9.1	16.7	14.1	14.0	12.0

Expense	29.3	27.3	35.2	31.2	32.6	29.6
Dividend	0.3	0.5	0.3	—	0.3	0.2

Combined ratio	86.5%	89.5%	106.0%	104.3%	97.4%	98.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$7	$15	$82	$343	$89	$358
Impact on loss & LAE ratio	0.2%	0.6%	2.4%	9.0%	1.4%	5.5%
Pretax assessments related to catastrophes	$—	$—	$—	$10	$—	$10
Impact on expense ratio	—%	—%	—%	0.3%	—%	0.2%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(218)	$(97)	$(230)	$(102)	$(448)	$(199)
Prior year premium development	(6)	(9)	87	5	81	(4)
Other (1)	—	(4)	18	(83)	18	(87)

Total development & other	$(224)	$(110)	$(125)	$(180)	$(349)	$(290)

Impact of development & other on loss & LAE ratio	(8.3)%	(3.9)%	(4.3)%	(4.8)%	(6.1)%	(4.4)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments

TWELVE MONTHS ENDED DECEMBER 31	P&C Operations		Life & Group Non-Core		Corporate & Other Non-Core		Total Operations
(In millions)	2009	2008	2009	2008	2009	2008	2009	2008

Net earned premiums	$6,129	$6,542	$595	$612	$(3)	$(3)	$6,721	$7,151
Net investment income	1,461	966	664	484	195	169	2,320	1,619
Other revenues	267	284	11	28	10	14	288	326

Total operating revenues	7,857	7,792	1,270	1,124	202	180	9,329	9,096

Claims, benefits and expenses:
Net incurred claims and benefits	3,956	4,472	1,084	1,104	227	127	5,267	5,703
Policyholders’ dividends	18	14	5	6	—	—	23	20
Amortization of deferred acquisition costs	1,399	1,454	18	13	—	—	1,417	1,467
Other insurance related expenses	598	480	183	201	—	13	781	694
Other expenses	256	303	69	24	119	150	444	477

Total claims, benefits and expenses	6,227	6,723	1,359	1,348	346	290	7,932	8,361

Operating income (loss) from continuing operations before income tax	1,630	1,069	(89)	(224)	(144)	(110)	1,397	735
Income tax (expense) benefit on operating income (loss)	(483)	(306)	73	116	57	45	(353)	(145)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(62)	(57)	—	—	—	—	(62)	(57)

Net operating income (loss) from continuing operations attributable to CNA	1,085	706	(16)	(108)	(87)	(65)	982	533

Net realized investment gains (losses), net of participating policyholders’ interests	(546)	(783)	(235)	(363)	(76)	(151)	(857)	(1,297)
Income tax (expense) benefit on net realized investment gains (losses)	187	275	82	127	27	54	296	456
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	—	—	—	—

Net realized investment gains (losses) attributable to CNA	(359)	(508)	(153)	(236)	(49)	(97)	(561)	(841)

Net income (loss) from continuing operations attributable to CNA	$726	$198	$(169)	$(344)	$(136)	$(162)	$421	$(308)